Fees Summary	Sep. 04, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 19,653,751.70
Previously Paid Amount	0.00
Total Fee Amount	3,008.99
Total Offset Amount	0.00
Net Fee	$ 3,008.99